                                                                         Exhibit

                                POWER OF ATTORNEY


                  The undersigned Directors and officers of The Central Europe and Russia Fund, Inc., a Maryland corporation (the "Fund"), each does hereby appoint Richard T. Hale and Bruce A. Rosenblum, or either of them, as his attorney-in-fact to execute and to file with the Securities and Exchange Commission a Registration Statement on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the registration of the Fund's securities, any and all amendments to such Registration Statement, and to execute and file such other documents necessary or appropriate in connection with such Registration Statement.

                  In witness whereof, the undersigned has duly executed this power of attorney as of the 31st day of October, 2003.



                                                 /s/ Christian H. Strenger
-------------------------------------       ------------------------------------
Detlef Bierbaum, Director                   Christian H. Strenger, Chairman of
                                             the Board and Director



           /s/ John Bult                         /s/ Robert H. Wadsworth
-------------------------------------       ------------------------------------
John Bult, Director                         Robert H. Wadsworth, Director



                                                   /s/ Werner Walbrol
-------------------------------------       ------------------------------------
Richard R. Burt, Director                   Werner Walbrol, Director



      /s/ Fred H. Langhammer
-------------------------------------       ------------------------------------
Fred H. Langhammer, Director                Eggert Voscherau, Director



     /s/ Edward C. Schmults
-------------------------------------       ------------------------------------
Edward C. Schmults, Director                Charles A. Rizzo, Treasurer and
                                             Chief Financial Officer
                                             (Principal Financial and
                                              Accounting Officer)



       /s/ Richard T. Hale
-------------------------------------
Richard T. Hale, President and Chief
 Executive Officer

                                                                         Exhibit

                                POWER OF ATTORNEY


                  The undersigned Directors and officers of The Central Europe and Russia Fund, Inc., a Maryland corporation (the "Fund"), each does hereby appoint Richard T. Hale and Bruce A. Rosenblum, or either of them, as his attorney-in-fact to execute and to file with the Securities and Exchange Commission a Registration Statement on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the registration of the Fund's securities, any and all amendments to such Registration Statement, and to execute and file such other documents necessary or appropriate in connection with such Registration Statement.

                  In witness whereof, the undersigned has duly executed this power of attorney as of the 16th day of December, 2003.




-------------------------------------       ------------------------------------
Detlef Bierbaum, Director                   Christian H. Strenger, Chairman of
                                             the Board and Director



-------------------------------------       ------------------------------------
John Bult, Director                         Robert H. Wadsworth, Director




-------------------------------------       ------------------------------------
Richard R. Burt, Director                   Werner Walbrol, Director




-------------------------------------       ------------------------------------
Fred H. Langhammer, Director                Eggert Voscherau, Director




                                                 /s/ Charles A. Rizzo
-------------------------------------       ------------------------------------
Edward C. Schmults, Director                Charles A. Rizzo, Treasurer and
                                             Chief Financial Officer
                                             (Principal Financial and
                                              Accounting Officer)




-------------------------------------
Richard T. Hale, President and Chief
 Executive Officer